UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 19, 2013

COVANTA HOLDING CORPORATION
(Exact name of Registrant as Specified in Its Charter)
________________________________________________________

Delaware	1-06732	95-6021257
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

445 South Street Morristown, New Jersey		07960
(Address of principal executive offices)		(Zip Code)

(862) 345-5000
(Registrant’s telephone number, including area code)
________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure
Covanta Holding Corporation ("Covanta") announced the purchase of the  Camden Resource Recovery Facility, a 1,050 ton-per-day Energy-from-Waste facility in Camden, New Jersey, from a subsidiary of Foster Wheeler AG for a total purchase price of $48.6 million, subject to post-closing working capital adjustments.  The investment in this acquisition represents growth investment that is incremental to amounts Covanta previously estimated for 2013.
 A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
The information in this Form 8-K and Exhibit 99.1 is furnished pursuant to Item 7.01 of this Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired – Not Applicable
(b)	Pro Forma Financial Information – Not Applicable
(c)	Exhibits

Exhibit No.	Exhibit

99.1	Press Release, dated August 19, 2013.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 19, 2013

COVANTA HOLDING CORPORATION
(Registrant)

By:	/s/ Timothy J. Simpson
Name:	Timothy J. Simpson
Title:	Executive Vice President, General Counsel and Secretary